================================================================================
   As filed with the Securities and Exchange Commission on February 27, 2001


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                               February 14, 2001

Commission      Exact name of registrant as specified in its         I.R.S. Employer
File Number     charter, state of incorporation, address of          Identification Number
                principal executive offices, and telephone number

1-15929         Progress Energy, Inc.                                56-2155481
                411 Fayetteville Street
                Raleigh, North Carolina 27601-1748
                Telephone:  (919) 546-6411
                State of Incorporation: North Carolina


     The address of the registrant has not changed since the last report.

================================================================================

ITEM 5.   OTHER EVENTS

     (a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated February 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters, in connection with the offering of $3,200,000,000 aggregate principal amount of the Company's 6.55% Senior Notes due 2004, 6.75% Senior Notes due 2006, 7.10% Senior Notes due 2011, and 7.75% Senior Notes due 2031 (collectively, the "Notes"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-49920). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.

     (b) INDENTURE. The Registrant entered into an Indenture (For Debt Securities), dated February 15, 2001, and four Officer's Certificates (each relating to one of four series of the Notes), each dated February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee, in connection with the offering of the Notes. Copies of the Indenture (For Debt Securities) and the four Officer's Certificates are filed herewith as Exhibits 4(a), 4(b), 4(c), 4(d) and 4(e), respectively.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS.

          1 Underwriting Agreement, dated February 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters.

          4(a) Indenture (For Debt Securities), dated February 15, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

          4(b) Officer's Certificate (relating to the 6.55% Senior Notes due
               2004), dated February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

          4(c) Officer's Certificate (relating to the 6.75% Senior Notes due
               2006), dated February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

          4(d) Officer's Certificate (relating to the 7.10% Senior Notes due
               2011), dated February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

          4(e) Officer's Certificate (relating to the 7.75% Senior Notes due
               2031), dated February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROGRESS ENERGY, INC.
                                  Registrant


                                  By:  /s/Peter M. Scott III
                                       ---------------------
                                          Peter M. Scott III
                                          Executive Vice President and
                                          Chief Financial Officer

Date:  February 27, 2001

                                 EXHIBIT INDEX

1 Underwriting Agreement, dated February 14, 2001, by and between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc., as representative of the several underwriters.

4(a) Indenture (For Debt Securities), dated February 15, 2001, between the
     Registrant and Bank One Trust Company, N.A., as Trustee.

4(b) Officer's Certificate (relating to the 6.55% Senior Notes due 2004),  dated
     February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

4(c) Officer's Certificate (relating to the 6.75% Senior Notes due 2006),  dated
     February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

4(d) Officer's Certificate (relating to the 7.10% Senior Notes due 2011),  dated
     February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.

4(e) Officer's Certificate (relating to the 7.75% Senior Notes due 2031),  dated
     February 22, 2001, between the Registrant and Bank One Trust Company, N.A., as Trustee.